AGREEMENT

     THIS AGREEMENT ("Agreement") is entered into between Transocean Offshore Deepwater Drilling Inc. (the "Company") and Robert L. Long ("Executive"), dated as of May 9, 2002 (the "Effective Date").

     WHEREAS, the Company, and Executive have previously entered into an Employment Agreement dated effective September 17, 2000 ("Employment Agreement") which replaced an employment agreement dated effective May 14, 1999 (the "Prior Employment Agreement"); and

     WHEREAS, in light of management changes and Executive's promotion to President, Executive and Company wish to revoke the Employment Agreement in exchange for the consideration set forth herein.

     NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

     1.   Payment  to  Executive.  Subject  to  the terms of this Agreement, the
          ----------------------
          Company agrees to pay to Executive an aggregate amount of $2,142,756 ("the Principal Amount"), together with accrued interest. This amount shall be paid in three installments, with one-third of the Principal Amount, plus accrued interest, paid on the first business day following each of June 1, 2002, January 1, 2003 and January 1, 2004. Interest shall accrue on the outstanding balance from January 1, 2001, through the date of each payment, at 120% of the short-term Applicable Federal Rate for January, 2001, compounded semi-annually, as published by the Internal Revenue Service for purposes of Section 1274(d) of the Internal Revenue Code of 1986. The Company agrees that Executive shall continue to have the protection of Section 9 of the Prior Employment Agreement during the term of this Agreement, and the provisions of
          Section 9 of the Prior Employment Agreement are hereby incorporated by reference into this Agreement.

     2.   Forfeiture  of  Payment.
          -----------------------

          a.   Voluntary  Termination.  If  Executive  voluntarily  terminates
               ----------------------
               employment with the Company and all companies controlled by, controlling or under common control with the Company (the "TSF Group"), for any reason other than Disability or Constructive Termination, prior to the first business day following January 1, 2004 (the "Expiration Date"), the Executive shall have no right to any further payments under Paragraph 1 and such unpaid installments will be forfeited.

          b.   Cause. If Executive's employment with the TSF Group is terminated
               -----
               for  Cause prior to the Expiration Date, the Executive shall have


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               no  right  to  any  further  payments  under Paragraph 1 and such unpaid  installments  will  be  forfeited.

     3.   Involuntary  Termination,  Constructive  Termination,  Death  and
          -----------------------------------------------------------------
          Disability.  If  Executive's  employment  is  terminated  prior to the
          ----------
          Expiration  Date (i) by the TSF Group for any reason other than Cause,
          (ii) by Executive due to a Constructive Termination, or (iii) by reason of Executive's Disability or death, the Company shall pay to Executive, within 30 days after the Date of Termination, a lump sum cash payment equal to the unpaid Principal Amount, plus accrued interest to the date of payment, as determined pursuant to Paragraph
          1. The Company shall also pay any amounts due pursuant to Section 9 of the Prior Employment Agreement.

     4.   Effect  on  Employment  Agreement.  From and after the Effective Date,
          ---------------------------------
          this Agreement shall supersede any other agreement between the parties with respect to the subject matter hereof, in particular, the Employment Agreement previously entered into between the parties, and the Employment Agreement shall have no further force or effect.

     5.   Confidential Information. Executive shall hold in a fiduciary capacity
          ------------------------
          for the benefit of the TSF Group all secret or confidential information, knowledge or data relating to the TSF Group, and their respective businesses, which shall have been obtained by Executive during Executive's employment by the TSF Group and which shall not be or become public knowledge (other than by acts by Executive or representatives of Executive in violation of this Agreement). After termination of Executive's employment with the TSF Group, Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Paragraph 5 constitute a basis for deferring or withholding any amounts otherwise payable to Executive under this Agreement.

     6.   Successors.
          ----------

          a. This Agreement is personal to Executive and without the prior written consent of the Company shall not be assignable by Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by Executive's legal representatives.

          b. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.


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          c.   The  Company  will  require  any  successor  (whether  direct  or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any respective successor to its business and/or assets which assumes and agrees to perform this Agreement by operation of law, or otherwise.

     7.   Miscellaneous.
          -------------

          a.   THIS  AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
               WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

          b. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

               If  to  Executive:

               Robert  L.  Long
               4950  Tilbury  Drive
               Houston,  Texas  77056

               If  to  the  Company:

               Transocean Offshore Deepwater Drilling Inc.
               4  Greenway  Plaza
               Houston,  Texas  77046
               Attention:  General  Counsel

               or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.


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          c.   The  invalidity  or  unenforceability  of  any  provision of this
               Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          d. The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

          e. Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right Executive or the Company may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

          f. Executive and the Company acknowledge that, except as may otherwise be provided under any other written agreement between Executive and the Company, the employment of Executive by the Company is "at will" and Executive's employment may be terminated by either Executive or the Company at any time.

     8.   Release.  Executive  hereby  releases  the  Parent  from  any  and all
          -------
          obligations arising under the Employment Agreement.

     9.   Certain  Definitions.
          --------------------

          a.   Cause.  For  purposes  of this Agreement, "Cause" shall mean: (i)
               -----
               the willful and continued failure of Executive to perform substantially the Executive's duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Executive by the Parent Board (as defined herein) or the Chief Executive Officer of the Company which specifically identifies the manner in which the Parent Board or the Chief Executive Officer of the Company believes that Executive has not substantially performed Executive's duties; or (ii) the willful engaging by Executive in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Parent Group. For purposes of this provision, no act or failure to act, on the part of Executive shall be considered "willful" unless it is done, or omitted to be done, by Executive in bad faith or without reasonable belief that Executive's action or omission was in the best interests of the Parent Group. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Parent Board or upon the instructions of the Chief Executive Officer or a senior officer of Parent or the Company or based upon the advice of counsel for Parent or the Company shall be conclusively


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               presumed to be done, or omitted to be done, by Executive, in good faith and in the best interests of the Parent Group. The cessation of employment of Executive shall not be deemed to be for Cause unless and until there shall have been delivered to Executive a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Parent Board at a meeting of the Parent Board called and held for such purpose (after reasonable notice is provided to Executive and Executive is given an opportunity, together with counsel, to be heard before the Parent Board), finding that, in the good faith opinion of the Parent Board, Executive is guilty of the conduct described in subparagraph (i) or (ii) above, and specifying the particulars thereof in detail. As used in this Paragraph, "Parent Board" means the board of directors of the Parent, except that in the event that the Parent no longer owns 50% of the outstanding voting securities of the Company, then the Parent Board shall mean the Board of Directors of the Company.

          b.   Notice  of Termination. Any termination by the Company for Cause,
               ----------------------
               or by Executive due to a Constructive Termination, shall be communicated by Notice of Termination to Executive in accordance with Paragraph 7.b. of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which
               (i) indicates the specific termination provision of this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated and (iii) if the Date of Termination is other than the date of receipt of such notice, specifies the termination date (which date shall not be more than thirty days after the giving of such notice). The failure by the Company or Executive to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Constructive Termination or Cause shall not waive any right of the Company hereunder or preclude Executive or the Company from asserting such fact or circumstance in enforcing Executive's or the Company's rights hereunder.

          c.   Constructive  Termination.  For  purposes  of  this  Agreement,
               -------------------------
               "Constructive Termination" shall mean a voluntary termination of employment by Executive that occurs within 60 days after (i) a substantial diminution in Executive's position, authority, duties and responsibilities, taken as a whole, excluding for this purpose changes in office, title and/or reporting requirements which are determined by the Chief Executive Officer of Parent to be primarily attributable to reorganization of responsibilities following significant corporate events, or (ii) any reduction in Executive's base salary as in effect on the Effective Date,


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               excluding  for  this purpose any across-the-board reductions that similarly  affect  officers  of  the  Company.

          d.   Date  of  Termination.  "Date  of  Termination"  means  (i)  if
               ---------------------
               Executive's employment is terminated by the TSF Group for Cause, or by Executive due to a Constructive Termination, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if Executive's employment is terminated by the TSF Group other than for Cause or Disability, the Date of Termination shall be the date on which the Company notifies Executive of such termination, (iii) if Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of Executive or the Disability Effective Date, as the case may be.

          e.   Disability.  "Disability"  means  the  absence  of Executive from
               ----------
               Executive's duties with the TSF Group on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to Executive or Executive's legal representatives.

          f.   Disability  Effective Date. "Disability Effective Date" means the
               --------------------------
               30th day after the Executive receives notice from any member of the TSF Group of his termination of employment due to Disability.

     IN WITNESS WHEREOF, the parties hereto have evidenced their consent to the terms of this Agreement, as set forth below.


                                            EXECUTIVE

                                            /s/ Robert  L.  Long
                                            -----------------------------------
                                            Robert  L.  Long

                                            TRANSOCEAN  OFFSHORE
                                            DEEPWATER  DRILLING INC.

                                            /s/ J. Michael Talbert
                                            -----------------------------------
                                            By: J. Michael Talbert


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